SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2010

Date of Report (Date of earliest event reported)

New Energy Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-127953

(Commission File Number)

59-3509694

(I.R.S. Employer Identification No.)

3905 National Drive

Suite 110

Burtonsville, Maryland 20866

(\Address of principal executive offices)

1050 Connecticut Avenue, NW

Washington, DC 20036

 (Former Address of principal executive offices)

(800) 213-0689

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.   Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

            On August 9, 2010, contemporaneously with the resignation Mr. Meetesh Patel as an officer and director of the Company, the Company entered into an employment agreement with Mr. John Conklin pursuant to which Mr. Conklin was appointed the Company’s Chief Executive Officer, President and Chief Financial Officer.

            Pursuant to the terms of the Employment Agreement Mr. Conklin will be:

  paid an aggregate annual salary of $150,000 payable in 24 equal bimonthly installments of $6,250;

  paid a stipend of $1,000 per month during the term of the Employment Agreement to cover medical insurance premiums until such time as the Company can provide an alternative medical insurance plan; and

  reimbursed for reasonable travel and other out-of-pocket expenses necessarily incurred in the performance of his duties.

            The Employment Agreement provides that Mr. Conklin’s employment by the Company is “at-will employment” and may be terminated by Mr. Conklin or the Company at any time, with or without cause, and for any reason whatsoever, upon written notice to the other.

            In accordance with the Employment Agreement, Mr. Conklin has also been granted options (collectively, the “Option”) to purchase up to an aggregate of 2,000,000 shares of the Company’s common stock at a price of $0.55 per share, the closing price of the Company’s common stock on the date of the execution and delivery of the employment agreement.  The terms and conditions of the Option are set forth in an Option Agreement dated August 9, 2010 between the Company and Mr. Conklin (the “Option Agreement”).  Subject to the restrictions and earlier termination provisions set forth in the Option Agreement, the Option vests as follows:

1. as to 500,000 shares or such portion thereof as may be determined by the Board at its sole discretion, when one or more of the following items related the development, production, manufacturing, and sale of any commercially viable product have been successfully executed:

:

(a) completion of final design and/or engineering;

(b) the establishment of manufacturing facilities, whether in-house or outsourced; and

(c) the initial filing of any product safety approval applications, if required, in order to allow for the commercial sale of products by the Company;

2. as to 500,000 shares upon commencing commercial sales of any of the Company’s products, as reported in the Company's financial statements, whether to retail customers or wholesale customers;

3. 100,000 shares for each calendar year of service in an Executive Position for the next five years (500,000 shares in the aggregate), which shall become exercisable as follows:

(a)  as to 100,000 shares on August 9, 2011;

(b)  as to 100,000 shares on August 9, 2012;

(c)  as to 100,000 shares on August 9, 2013;

(d)  as to 100,000 shares on August 9, 2014; and

(e)  as to 100,000 shares on August 9, 2015.

4. as to 500,000 shares when, to the Board’s satisfaction, the Company enters into a favorable business partnership with a third-party commercial organization in the industry segment related to the Company’s product development and sales efforts, under any of the following conditions:

(a) a product development relationship whereby the third-party partner makes a significant financial investment, as determined at the Board’s discretion, directed towards the development of the Company’s products; or

(b) a product development relationship whereby the third-party partner invests significant research and development resources, as determined at the Board’s discretion, directed towards the development of the Company’s products; or

(c) a strategic partnership with the third-party partner where, as determined at the Board’s discretion, such a partnership provides significant business advantages to the Company which it would otherwise not have, whether related to product development, commercial sales, industry position, or business reputation.

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On August 9, 2010 the Company  received  and accepted the  resignation of Mr. Meetesh Patel as an officer and director of the Company effective as of August 9, 2010 and his concurrence to the mutual termination of his employment agreement with the Company.  The termination was not based upon any disagreement between the Company and Mr. Patel.

SECTION 6. [Reserved]

N/A.

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

            Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

            Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

            On August 10, 2010 the Company issued a press release announcing the appointment of Mr. John Conklin as its President and Chief Executive Officer. This news release is attached as Exhibit 99.1 to this Form 8-K.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

            The following exhibits are furnished as part of this report:

Number           Description

10.1                 Employment Agreement dated August 9, 2010 between New Energy Technologies Inc.and John Conklin.

10.2                 Stock Option Agreement dated August 9, 2010 between New Energy Technologies Inc. and John Conklin.

99.1                 Press Release Date August 10, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on August 18, 2010.

New Energy Technologies, Inc.

By: /s/ J Conklin

Chief Executive Officer, President and Chief Financial Officer